united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

Class A Shares – LSEAX

Class I Shares – LSEIX

Semi-Annual Report

March 31, 2016

1-855-233-8300

www.persimmonfunds.com.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Persimmon Capital Management
Q1 2016 Fund Letter
4271-NLD-4/15/2016

First Quarter 2016

Fund Review

On the surface, first quarter market returns appear to be rather benign but the intra-quarter volatility could not have been any further from dull. This was a quarter for the record books as the S&P experienced a significant correction selling off by 11.3% and then sharply reversing and ending the quarter in positive territory. An 11.3% intra-quarter reversal is the largest historical comeback for a quarter that ended in the plus column. This type of price action is extremely abnormal and was driven primarily by the movement in the price of oil. Oil hit a low of $27.82 a barrel during the quarter but once the oil price rebound was underway stocks followed in lock-step.

A market that is driven by macro level risk on/off sentiment presents a number of challenges for active stock pickers and Long/Short managers in particular. Long/Short managers perform best when markets are reacting to fundamentals like corporate events and earnings. As markets sold off early in the quarter the fund held up and was able to outperform its respective benchmarks primarily driven by the underlying managers’ actively cutting their market exposure and taking risk off the table. Each of our managers embeds within their strategy a strong sense of risk management so the shift in their portfolios to a lower net exposure was aligned with our expectations. However the “V” shaped recovery presented a significant headwind for the Fund as our managers were slow to increase their net in the second half of the quarter. By mid-February the Fund net exposure had dropped to about 14% representing the lowest level in the fund’s history. The fund was unable to ramp exposure up quickly enough during the market rally thus missing the rapid recovery late in February and early in March.

The dynamic exposure of our managers can be a double edged sword as both the positives and the negatives were experienced during the first quarter. Over a longer term view the ability of our managers to control the risk in their portfolio and reduce market exposure during periods of stress has been a significant contributor to the fund. Although the results in the first quarter were disappointing, on a relative basis we believe that the process remains sound and is a solid indicator of how our complex of managers will behave during the next market selloff. Each of our managers dropped their exposures below their historical levels and were positioned for a market with amplified volatility. The markets remain dynamic and we expect our managers to maintain a focus on fundamentals with the intention of capitalizing on idiosyncratic moves within the companies represented in the portfolio. As in the prior quarter we believe that we are well positioned if the market continues to move in a choppy sideways manner or if we retest the market lows of February. Despite the Fund’s market exposure increasing into the end of the quarter we still stand substantially below our averages and will likely lag if the markets regain momentum in the near term.

We are disappointed with our performance during the quarter. The Fund lost 2.35%, lagging the Morningstar Long/Short (LO) by 93 basis points and trailing the S&P 500 by 370 bps. This marks the first quarter of underperformance against the Morningstar LO Category since the second quarter of 2014. During the past year the fund has been able to outperform the category by 337 bps and remains in the top third of the peer group over the trailing one year period.

	Anastasia Horenci	484-572-0500	ahorenci@persimmoncapital.com
CONTACT
US

Persimmon Capital Management
Q1 2016 Fund Letter
4271-NLD-4/15/2016

The Fund (ticker: LSEIX, LSEAX) is dedicated to delivering alpha through the active allocation of investor capital to a number of complementary long/short equity strategies. As of March 31, 2016, the Fund was allocated to four sub-advisors that we believe are uniquely positioned to take advantage of current market trends and deliver superior risk-adjusted performance.

The lineup of sub-advisers remained stable during the quarter with allocations to Caerus, Infinitas, ISF, and Weatherbie. We believe that long/short equity offers the potential to add substantial value to a diversified equity allocation during 2016. Equity markets should continue to demonstrate higher dispersion and dislocation in returns across market capitalizations and present abundant short opportunities in sectors that have reached extended valuations. Active managers may be better positioned to deliver significant alpha as their deep research becomes has the ability to exploit winners and losers in this type of market environment.

The following table summarizes returns of the Fund alongside the S&P 500 and the HFRX EquityHedge Index:

As of March 31st
	July	August	Sept	QTD	YTD	1 Year	Inception to Date*
Fund - LSEIX	-3.03%	-1.88%	2.55%	-2.43%	-2.43%	-1.14%	3.82%
Fund - LSEAX	-2.97%	-1.89%	2.57%	0.63%	-2.36%	-1.33%	3.46%
Fund – LSEAX max Load	-7.97%	-6.89%	-2.43%	-3.75%	-7.36%	-6.33%	1.85%
HFRX Equity Hedge Index	-4.50%	-1.12%	2.79%	1.34%	1.34%	1.77%	1.23%
S&P 500 TR	-4.96%	-0.14%	6.78%	-2.93%	-2.93%	-7.24%	14.33%

*	Inception Date 01/01/2013

Returns greater than one year are annualized

We thank you for your continued support and encourage you to reach out to us with any questions you may have.

Sincerely,

Greg Horn

Art Holly

Tim Melly

The Persimmon Capital Management Investment Team

The above table contains the Fund returns as of the last quarter end. Performance is based on the return of the Institutional class shares (LSEIX). The maximum sales charge (load) for Class A is 5.00%. The performance data quoted here represents past performance. For more current performance information, please call toll-free 855-233-8300 or visit our website, www.persimmonfunds.com. Current performance may be lower or higher than the

	Anastasia Horenci	484-572-0500	ahorenci@persimmoncapital.com
CONTACT
US

Persimmon Capital Management
Q1 2016 Fund Letter
4271-NLD-4/15/2016

performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the investment adviser has contractually agreed to reduce its fees and/or absorb expenses until at least January 31, 2016, to ensure that net annual, operating expenses of the Class A, and I Shares will not exceed 3.24% and 2.99% respectively, subject to the possible recoupment from the Fund in future years. Without these waivers, the Class A and I shares total annual operating expenses would be 4.39% and 4.14%. Please review the Fund prospectus for more information regarding the Fund’s fees and expenses, including other share classes.

PROSPECTUS OFFERING

Investors should carefully consider the investment objectives, risks, charges and expenses of the Persimmon Long Short Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.persimmonfunds.com or by calling 855-233-8300. The prospectus should be read carefully before investing. The Persimmon Long Short Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

Persimmon Capital Management, LP is not affiliated with Northern Lights Distributors, LLC.

RISK DISCLOSURE

Mutual Funds involve risk including the possible loss of principal.

The Fund will invest a percentage of its assets in derivatives and options contracts. The use of such investments and the resulting high portfolio turn-over, may expose the Fund to additional risks that it would not be subject to, if it invested directly in the securities of the underlying those derivatives. The Fund may experience losses that exceed those experienced by funds that do not use options and derivatives.

The Fund may invest in high yield or junk bonds which present a greater risk than bonds of higher quality. Other risks include credit risks and investments in fixed income securities that may be subject to default, prepayment and interest rate changes. The Fund may also invest in U.S treasury obligations and securities issued by federal agencies and U.S. government sponsorship.

Investments in foreign securities and emerging markets involve risks not generally associated with investments in securities of U.S. companies including currency rate changes, sovereign debt risk, political, social and economic conditions, accurate company information, foreign control on investment and market operations including banks and security depositories. These risks may be greater in emerging markets and less developed countries.

ETNs and ETFs are subject to investment strategy risks and expenses which are indirectly paid by the Fund. The value of small or medium capitalization equities and issuers may be subject to more erratic market movements than those of larger more established companies and issuers. Furthermore, the use short positions can magnify the potential for gain or loss and amplify the effects of market volatility on the Fund’s share price.

	Anastasia Horenci	484-572-0500	ahorenci@persimmoncapital.com
CONTACT
US

Persimmon Capital Management
Q1 2016 Fund Letter
4271-NLD-4/15/2016

DEFINITIONS

Indices presented are for comparison purposes only. They may not hold substantially similar securities to the Fund, and thus, little correlation may exist. The S&P 500 index measures the return of 500 widely held securities that currently trade in the US. Index performance returns do not reflect any management fees, transaction costs or expenses. HFRXEH (HFRX Equity Hedge) is a daily index of Long/Short Equity Hedge Fund Returns provided by Hedge Fund Research (hedgefundresearch.com). Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one may not invest directly in an index.

	Anastasia Horenci	484-572-0500	ahorenci@persimmoncapital.com
CONTACT
US

Persimmon Long/Short Fund

Portfolio Review (Unaudited)

March 31, 2016

The Fund’s performance figures* for the periods ended March 31, 2016, as compared to its benchmark:

			Annualized
			Since Inception
	Six Months	One Year	December 31, 2012
Persimmon Long Short Fund - Class A	(4.80)%	(5.93)%	1.96%
Persimmon Long Short Fund - Class A with Load **	(9.56)%	(10.66)%	0.35%
Persimmon Long Short Fund - Class I	(4.67)%	(5.71)%	2.23%
S&P 500 Total Return Index ***	8.49%	1.78%	14.37%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on March 31, 2016. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross operating expenses as stated in the fee table of the Fund’s prospectus dated February 1, 2016 are 4.21% and 3.96% for Class A and I Shares respectively. Class A shares are subject to a maximum sales charge of 5.00% imposed on purchases. For performance information current to the most recent month-end, please call 1-855-233-8300.

**	Class A with load total return is calculated using the maximum sales charge of 5.00%.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Top Holdings by Industry / Asset Type	% of Net Assets
Short-term Investments	28.3%
Communications	14.4%
Consumer, Cyclical	12.3%
Consumer, Non-cyclical	12.0%
Technology	11.3%
Industrial	10.9%
Financial	6.9%
Basic Materials	1.9%
Energy	0.2%
Other, Cash & Cash Equivalents	1.8%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2016

Shares		Fair Value
	COMMON STOCK - 70.0%
	AEROSPACE/DEFENSE - 1.4%
1,735	HEICO Corp.	$104,325
1,343	TransDigm Group, Inc. * ^	295,916
		400,241
	AIRLINES - 1.3%
7,920	Delta Air Lines, Inc.	385,545

	AUTO PARTS & EQUIPMENT- 0.4%
2,865	Gentherm, Inc. *	119,155

	BANKS - 2.0%
224	Independent Bank Group, Inc.	6,138
223	Peapack Gladstone Financial Corp.	3,769
1,813	Signature Bank * ^	246,786
6,730	Wells Fargo & Co. ^	325,463
		582,156
	BEVERAGES - 2.3%
6,767	Molson Coors Brewing Co. ^	650,850

	BIOTECHNOLOGY - 0.8%
388	BioMarin Pharmaceutical, Inc. *	32,002
1,786	Puma Biotechnology, Inc. *	52,455
2,416	Ultragenyx Pharmaceutical, Inc. *	152,957
		237,414
	BUILDING MATERIALS - 1.9%
1,635	Martin Marietta Materials, Inc. ^	260,799
2,020	US Concrete, Inc. * ^	120,352
1,690	Vulcan Materials Co.	178,413
		559,564
	CHEMICALS - 0.5%
4,439	CF Industries Holdings, Inc.	139,118

	COMMERCIAL SERVICES - 4.2%
7,868	Aaron’s, Inc.	197,487
2,313	Advisory Board Co. * ^	74,594
30,311	Command Security Corp. *	71,079
4,543	Electro Rent Corp.	42,068
4,221	ExamWorks Group, Inc. * ^	124,773
2,046	Hackett Group, Inc.	30,936
3,998	Nord Anglia Education, Inc. *	83,518
8,689	Paylocity Holding Corp. * ^	284,478
3,300	Verisk Analytics, Inc. *	263,736
6,220	Xueda Education Group ADR	33,526
		1,206,195
	COMPUTERS - 3.4%
3,929	Apple, Inc. * ^	428,222
1,723	EPAM Systems, Inc. * ^	128,656
3,028	Fleetmatics Group PLC *	123,270
2,729	Globant SA *	84,217
727	IHS, Inc. *	90,264
2,128	Science Applications International Corp.	113,508
106	Stratasys Ltd. *	2,748
		970,885
	DISTRIBUTION - 1.1%
3,075	H&E Equipment Services, Inc.	53,905
8,488	LKQ Corp. * ^	271,022
		324,927
	DIVERSIFIED FINANCIAL SERVICES - 2.2%
925	Affiliated Managers Group, Inc. * ^	150,220
7,920	Blackhawk Network Holdings, Inc. * ^	271,656
739	Evercore Partners, Inc. ^	38,243
724	Virtus Investment Partners, Inc. ^	56,552
2,277	WageWorks, Inc. * ^	115,239
		631,910

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Shares		Fair Value
	ENGINEERING & CONSTRUCTION - 4.6%
18,835	Argan, Inc.	$662,239
10,450	Dycom Industries, Inc. * ^	675,802
		1,338,041
	ENTERTAINMENT - 1.2%
3,085	Gaming and Leisure Properties Inc	95,388
20,760	Penn National Gaming, Inc. * ^	346,484
		441,872
	ENVIRONMENTAL CONTROL - 0.4%
1,641	Waste Connections, Inc.	105,992

	FOOD - 3.2%
11,884	Darling Ingredients, Inc. *	156,512
3,042	Fresh Market, Inc. *	86,788
4,940	Nestle ADR	368,573
3,478	TreeHouse Foods, Inc. * ^	301,717
		913,590
	HEALTHCARE-PRODUCTS - 0.5%
4,018	Insulet Corp. *	133,237
274	US Physical Therapy, Inc.	13,626
		146,863
	INSURANCE - 0.5%
3,816	Greenlight Capital Re Ltd. *	83,151
1,132	Third Point Reinsurance Ltd. *	12,871
1,916	United Insurance Holdings Corp.	36,806
		132,828
	INTERNET - 9.8%
6,553	Alibaba Group Holding Ltd. * ADR	517,884
578	Alphabet, Inc. * ^	432,842
616	Amazon.com, Inc. * ^	365,682
970	Baidu, Inc. ADR * ^	185,154
4,276	Facebook, Inc. * ^	487,892
6,575	VeriSign, Inc. * ^	582,151
5,717	Wayfair, Inc. * ^	247,089
		2,818,694
	LEISURE TIME - 1.4%
6,917	Norwegian Cruise Line Holdings Ltd. * ^	382,441
1,482	Planet Fitness, Inc. *	24,068
		406,509
	LODGING - 2.1%
21,232	Belmond Ltd. *	201,492
18,246	MGM Resorts International * ^	391,194
		592,686
	MACHINERY-DIVERSIFIED - 0.5%
1,299	Middleby Corp. *	138,694

	MEDIA - 4.0%
225	Cable One, Inc. ^	98,354
6,800	Liberty Global PLC *	261,800
392	Liberty Global PLC LiLAC * ^	14,849
8,700	Nexstar Broadcasting Group, Inc.	385,149
5,042	Viacom, Inc.	208,134
10,590	World Wrestling Entertainment, Inc. ^	187,019
		1,155,305
	MINING - 1.5%
32,662	Dominion Diamond Corp. ^	362,222
2,600	US Silica Holdings, Inc.	59,072
		421,294
	MISCELLANEOUS MANUFACTURING - 0.1%
495	Proto Labs, Inc. *	38,160

	OIL & GAS SERVICES - 0.2%
44	Dril-Quip, Inc. *	2,665
2,401	Natural Gas Services Group, Inc. *	51,934
		54,599

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Shares		Fair Value
	PACKAGING & CONTAINERS - 0.2%
3,100	KapStone Paper and Packaging Corp.	$42,935

	PHARMACEUTICALS - 1.1%
6,168	ACADIA Pharmaceuticals, Inc. *	172,457
3,331	Aerie Pharmaceuticals, Inc. *	40,505
4,015	Diplomat Pharmacy, Inc. * ^	110,011
		322,973
	REAL ESTATE - 1.5%
2,800	Consolidated-Tomoka Land Co.	129,192
19,371	FelCor Lodging Trust Inc	157,293
3,233	FirstService Corp.	132,359
		418,844
	RETAIL - 4.4%
400	CarMax, Inc. *	20,440
15	Chipotle Mexican Grill, Inc. *	7,065
977	Chuy’s Holdings, Inc. * ^	30,355
5,270	Francesca’s Holdings Corp. *	100,973
1,100	GameStop Corp.	34,903
4,833	Jack in the Box, Inc.	308,684
14,693	Kate Spade & Co. * ^	374,965
4,011	Macy’s, Inc.	176,845
1,315	Ollie’s Bargain Outlet Holdings, Inc. *	30,810
1,246	Tailored Brands, Inc.	22,303
15,958	Wendy’s Co.	173,783
		1,281,126
	SAVINGS & LOANS - 0.8%
10,312	BofI Holding, Inc. * ^	220,058

	SEMICONDUCTORS - 0.5%
157	IPG Photonics Corp. *	15,085
2,745	M/A-COM Technology Solutions Holdings, Inc. *	120,204
		135,289
	SOFTWARE - 7.5%
3,459	2U, Inc. *	78,173
7,674	Electronic Arts, Inc. * ^	507,328
4,532	IMS Health Holdings, Inc. *	120,325
8,413	inContact, Inc. *	74,792
11,164	Microsoft Corp. ^	616,588
13,857	Monotype Imaging Holdings, Inc.	331,459
502	Press Ganey Holdings, Inc. *	15,100
5,986	RealPage, Inc. *	124,748
1,026	SPS Commerce, Inc. * ^	44,056
1,320	Ultimate Software Group, Inc. *	255,420
		2,167,989
	TELECOMMUNICATIONS - 0.6%
4,106	GTT Communications, Inc. *	67,913
10,578	ORBCOMM, Inc. *	107,155
		175,068
	TRANSPORTATION - 1.9%
574	Landstar System, Inc.	37,085
4,485	United Parcel Service, Inc. ^	473,033
848	XPO Logistics, Inc. *	26,034
		536,152
	TOTAL COMMON STOCK (Cost - $18,183,998)	20,213,521

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Contracts ++		Expiration	Fair Value
	PURCHASED OPTIONS - 0.4%
2	ACADIA Pharmaceuticals, Inc. Call @ 20	1/19/2018	$2,820
2	ACADIA Pharmaceuticals, Inc. Call @ 30	1/19/2018	1,960
11	ACADIA Pharmaceuticals, Inc. Call @ 50	1/20/2017	2,613
2	Amazon.com, Inc. Call @ 600	5/20/2016	5,874
23	Avis Budget Group, Inc. Call @ 45	5/20/2016	58
9	BofI Holding, Inc. Call @ 25	4/15/2016	126
13	BofI Holding, Inc. Call @ 31.25	4/15/2016	130
4	Box, Inc. Put @ 17	1/20/2017	2,800
42	Builders FirstSource, Inc. Call @ 10	5/20/2016	7,350
140	Castlight Health, Inc. Put @ 2.5	5/20/2016	1,750
8	Castlight Health, Inc. Put @ 2.5	8/19/2016	240
22	Castlight Health, Inc. Put @ 5	5/20/2016	3,905
2	Demandware, Inc. Put @ 45	10/21/2016	2,000
4	Demandware, Inc. Put @ 50	7/15/2016	4,860
70	Dominion Diamond Corp. Call @ 12.5	5/20/2016	2,800
2	Drew Industries, Inc. Put @ 40	7/15/2016	75
5	Electronic Arts, Inc. Call @ 62.5	6/17/2016	3,175
17	Electronic Arts, Inc. Call @ 65	6/17/2016	7,225
21	FelCor Lodging Trust, Inc. Call @ 7.5	6/17/2016	1,890
13	H&E Equipment Services, Inc. Call @ 22.5	5/20/2016	228
5	H&E Equipment Services, Inc. Call @ 15	8/19/2016	1,875
1	H&E Equipment Services, Inc. Call @ 17.5	5/20/2016	134
11	H&E Equipment Services, Inc. Call @ 17.5	8/19/2016	2,420
3	H&E Equipment Services, Inc. Call @ 22.5	8/19/2016	218
2	Illumina, Inc. Put @ 140	1/20/2017	2,720
3	Illumina, Inc. Put @ 150	1/20/2017	5,172
1	Illumina, Inc. Put @ 160	1/20/2017	2,200
18	SPDR S&P500 ETF Trust Put @ 201.5	4/29/2016	2,826
2	Square, Inc. Put @ 12	9/16/2016	350
2	Square, Inc. Put @ 17	9/16/2016	970
7	Teladoc, Inc. Put @ 17.5	10/21/2016	6,370
1	Tesla Motors, Inc. Put @ 110	1/20/2017	445
1	Tesla Motors, Inc. Put @ 120	6/17/2016	79
2	United Insurance Holdings Corp. Call @ 17.5	5/20/2016	475
4	United Insurance Holdings Corp. Call @ 17.5	8/19/2016	1,250
7	Valeant Pharmaceuticals International, Inc. Put @ 45	1/19/2018	17,413
3	Valeant Pharmaceuticals International, Inc. Put @ 50	1/20/2017	7,980
1	Valeant Pharmaceuticals International, Inc. Put @ 55	1/20/2017	3,089
2	Valeant Pharmaceuticals International, Inc. Put @ 65	1/20/2017	8,019
4	VF Corp. Put @ 60	5/20/2016	359
22	VF Corp. Put @ 62.5	5/20/2016	3,410
	TOTAL (Premiums received $117,263)		119,653

Shares

	SHORT-TERM INVESTMENT - 28.4%
	MONEY MARKET FUND - 28.4%
2,035,065	Dreyfus Cash Management - Institutional Shares - 0.30% + ^		$2,035,065
6,144,635	Dreyfus Treasury Cash Management - Institutional Shares - 0.18% +		6,144,635
	TOTAL SHORT-TERM INVESTMENT (Cost - $8,179,700)		8,179,700

	TOTAL INVESTMENTS - 98.8% (Cost - $26,480,961) (a)		$28,512,874
	SECURITIES SOLD SHORT (Proceeds - $15,218,130) - (51.4)%		(14,814,901)
	OPTION CONTRACTS WRITTEN (Premiums - $5,905) - 0.0%		(5,528)
	OTHER ASSETS LESS LIABILITIES - 52.6%		15,172,859
	NET ASSETS - 100.0%		$28,865,304

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Number of
Contracts		Expiration Date	Fair Value
	SCHEDULE OF OPTIONS WRITTEN - 0.0%
2	Amazon.com, Inc. Call @ 660	5/20/2016	$1,796
9	Electronic Arts, Inc. Call @ 70	6/17/2016	1,863
13	Electronic Arts, Inc. Call @ 75	6/17/2016	1,209
22	VF Corp. Put @ 55	5/20/2016	660
	TOTAL (Premiums received $5,905)		5,528

Shares
	SECURITIES SOLD SHORT - 51.4%
	COMMON STOCK - 36.9%
	AIRLINES - 1.1%
6,999	American Airlines Group, Inc.		287,029

	APPAREL - 3.4%
1,766	NIKE, Inc.		108,556
371	Ralph Lauren Corp.		35,712
2,700	Skechers U.S.A., Inc. *		82,215
4,596	Under Armour, Inc. *		389,879
5,626	VF Corp.		364,340
			980,702
	AUTO MANUFACTURERS - 0.4%
498	Tesla Motors, Inc. *		114,425

	AUTO PARTS & EQUIPMENT - 0.6%
3,709	BorgWarner, Inc.		142,426
6,900	Titan International, Inc.		37,122
			179,548
	BANKS - 1.1%
1,072	Cullen/Frost Bankers, Inc.		59,078
5,293	Hancock Holding Co.		121,527
17,691	MidSouth Bancorp, Inc.		134,982
			315,587
	BEVERAGES - 1.8%
2,248	Coca-Cola Co.		104,285
6,824	SABMiller PLC ADR		416,946
			521,231
	BIOTECHNOLOGY - 1.3%
4,753	Blueprint Medicines Corp. *		85,792
1,698	Illumina, Inc. *		275,263
			361,055
	BUILDING MATERIALS - 1.4%
3,959	Drew Industries, Inc.		255,197
3,189	Patrick Industries, Inc. *		144,749
			399,946
	CHEMICALS - 0.4%
1,260	Monsanto Co.		110,552

	COMMERCIAL SERVICES - 0.6%
929	Alarm.com Holdings, Inc. *		22,017
57	Ambow Education Holding Ltd. ADR *		232
10,031	Care.com, Inc. *		61,691
16,069	Great Lakes Dredge & Dock Corp. *		71,668
2	Huron Consulting Group, Inc. *		116
559	Square, Inc. *		8,542
			164,266
	COMPUTERS - 0.4%
7,410	Pure Storage, Inc. *		101,443

	COSMETICS/PERSONAL CARE - 0.3%
1,043	Edgewell Personal Care Co.		83,993

	DISTRIBUTION/WHOLESALE - 0.2%
661	Pool Corp.		57,996

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Shares		Fair Value
	DIVERSIFIED FINANCIAL SERVICES - 0.1%
467	Calamos Asset Management, Inc.	$3,965
1,501	LendingClub Corp. *	12,458
		16,423
	ELECTRONICS - 1.0%
20,025	Gentex Corp.	314,192
41	GoPro, Inc. *	490
		314,682
	ENERGY-ALTERNATE SOURCES - 0.0%
193	Amyris, Inc. *	214
182	Solazyme, Inc. *	369
		583
	ENGINEERING & CONSTRUCTION - 0.4%
4,450	Argan, Inc. ^	156,462

	FOOD - 1.8%
1,113	Campbell Soup Co.	70,998
4,140	Dean Foods Co.	71,705
1,658	Kroger Co.	63,419
1,938	Sanderson Farms, Inc.	174,769
14,738	Senomyx, Inc. *	38,319
2,571	Sysco Corp.	120,143
		539,353
	HEALTHCARE-SERVICES - 0.3%
1,500	Acadia Healthcare Co, Inc. * ^	82,665

	HOUSEHOLD PRODUCTS/WARES - 0.4%
929	Kimberly-Clark Corp.	124,960

	INTERNET - 3.3%
551	Blue Nile, Inc.	14,166
17,294	Box, Inc. *	212,024
21,416	Chegg, Inc. *	95,515
8,160	Etsy, Inc. *	70,992
100	Facebook, Inc. *	11,410
623	FireEye, Inc. *	11,208
4,797	GrubHub, Inc. *	120,549
2,294	Netflix, Inc. *	234,516
6,997	Zillow Group, Inc. *	169,708
		940,088
	LEISURE TIME - 1.2%
4,158	Carnival Corp.	219,418
1,412	Royal Caribbean Cruises Ltd.	115,996
		335,414
	LODGING - 0.6%
3,260	Las Vegas Sands Corp.	168,477

	MACHINERY-CONSTRUCTION & MINING - 0.3%
1,000	Caterpillar, Inc.	76,540

	MACHINERY-DIVERSIFIED - 0.4%
1,037	Briggs & Stratton Corp.	24,805
800	Cummins, Inc.	87,952
		112,757
	MINING - 0.3%
4,050	US Silica Holdings, Inc.	92,016

	OIL & GAS - 1.2%
4,216	Exxon Mobil Corp.	352,415

	OIL & GAS SERVICES - 0.5%
4,174	Forum Energy Technologies, Inc. *	55,097
6,865	RPC, Inc.	97,346
796	Willbros Group, Inc. *	1,695
		154,138

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Shares		Fair Value
	PHARMACEUTICALS - 0.8%
1,232	Agios Pharmaceuticals, Inc. *	$50,019
100	MannKind Corp. *	161
19,550	Orexigen Therapeutics, Inc. *	11,001
6,030	Valeant Pharmaceuticals International, Inc. *	158,589
176	VIVUS, Inc. *	246
		220,016
	REITS - 0.8%
5,105	LaSalle Hotel Properties	129,208
3,489	Pebblebrook Hotel Trust	101,425
		230,633
	RETAIL - 7.0%
1,104	Abercrombie & Fitch Co.	34,820
6,190	Best Buy Co, Inc.	200,804
903	Cracker Barrel Old Country Store, Inc.	137,861
1,425	Darden Restaurants, Inc.	94,478
1,212	Dunkin’ Brands Group, Inc.	57,170
3,300	Fiesta Restaurant Group, Inc. *	108,174
2,406	Foot Locker, Inc.	155,187
22	Freshpet, Inc. *	161
1,100	GameStop Corp.	34,903
2,800	lululemon athletica, Inc. *	189,588
5,342	Ross Stores, Inc.	309,302
7,185	Sears Holdings Corp. *	110,002
4,255	Shake Shack, Inc. *	158,797
347	Signet Jewelers Ltd.	43,038
3,052	Starbucks Corp.	182,204
948	TJX Cos, Inc.	74,276
2,935	Zoe’s Kitchen , Inc. *	114,436
		2,005,201
	SEMICONDUCTORS - 0.8%
5,533	Intel Corp.	178,993
746	NXP Semiconductors NV *	60,478
		239,471
	SOFTWARE - 2.2%
45,565	Castlight Health, Inc. *	151,731
3,760	Demandware, Inc. *	147,016
4,833	Guidewire Software, Inc. *	263,302
1,156	ServiceNow, Inc. *	70,724
		632,773
	TELECOMMUNICATIONS - 0.5%
1,076	NETGEAR, Inc. *	43,438
2,874	Ubiquiti Networks, Inc. *	95,618
		139,056

	TOTAL COMMON STOCK SOLD SHORT (Proceeds - $10,979,146)	10,611,896

	EXCHANGE TRADED FUNDS - 14.5%
	EQUITY FUNDS 14.5%
4,054	Consumer Staples Select Sector SPDR Fund	215,065
202	iShares Nasdaq Biotechnology ETF	52,684
8,712	iShares Russell 2000 ETF	963,721
7,367	Powershares QQQ Trust Series 1	804,476
10,827	SPDR S&P Metals & Mining ETF	221,845
9,463	SPDR S&P500 ETF Trust	1,945,214
	TOTAL EQUITY FUNDS (Proceeds - $4,238,984)	4,203,005
	TOTAL SECURTIES SOLD SHORT (Proceeds - $15,218,130)	14,814,901

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

REITS - Real Estate Investment Trusts

*	Non-income producing security.

^	All or part of the security was held as collateral for securities sold short as of March 31, 2016.

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

++	Each option contract allows the holder to purchase/sell 100 shares of the underlying security at the exercise price.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including securities sold short and options) is $11,256,927 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,563,060
Unrealized depreciation	(1,127,542)
Net unrealized appreciation	$2,435,518

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2016

ASSETS
Investment securities:
At cost	$26,480,961
At fair value	28,512,874
Segregated cash at broker	15,011,106
Receivable for securities sold	831,570
Dividends and Interest receivable	7,976
Prepaid expenses and other assets	1,777
TOTAL ASSETS	44,365,303

LIABILITIES
Securities sold short, at fair value (proceeds $15,218,130)	14,814,901
Payable for investments purchased	600,499
Investment advisory fees payable	47,776
Options written, at fair value (proceeds $5,905)	5,528
Distribution (12b-1) fees payable	6
Dividends payable on securities sold short	27,387
Payable to Related Parties	319
Accrued expenses and other liabilities	3,583
TOTAL LIABILITIES	15,499,999
NET ASSETS	$28,865,304

Composition of Net Assets:
Paid in capital	$27,926,573
Accumulated net investment loss	(1,865,732)
Accumulated net realized gain from investments, securities sold short, option contracts purchased and option contracts written	368,945
Net unrealized appreciation of investments, securities sold short, option contracts purchased and option contracts written	2,435,518
NET ASSETS	$28,865,304

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,794
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	271
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.31
Maximum offering price per share (net asset value plus maximum sales charge of 5.00%) (b) (c)	$10.85

Class I Shares:
Net Assets	$28,862,510
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,774,738
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.40

(a)	The Fund will impose a 1.00% redemption fee for any redemptions of Fund shares occurring within 60 days of purchase.

(b)	On investments of $50,000 or more, the sales charge is reduced.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2016

INVESTMENT INCOME
Dividends	$119,603
Interest	4,576
Less: Foreign withholding taxes	(772)
TOTAL INVESTMENT INCOME	123,407

EXPENSES
Advisory fees	289,529
Broker Fees	97,778
Dividend paid on securities sold short	97,611
Administrative services fees	18,992
Compliance officer fees	13,083
Transfer agent fees	12,281
Accounting services fees	12,235
Legal fees	10,536
Audit fees	8,273
Registration fees	6,017
Printing and postage expenses	4,690
Custodian fees	4,683
Trustees fees and expenses	2,401
Other expenses	236
Insurance expense	1,504
Distribution (12b-1) fees:
Class A	4
SUB-TOTAL EXPENSES	579,853
Fees recaptured by the Advisor	41,307
TOTAL EXPENSES	621,160

NET INVESTMENT LOSS	(497,753)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(488,153)
Securities sold short	490,414
Options contracts purchased	105,246
Net Realized Gain	107,507

Net change in unrealized appreciation (depreciation) on:
Investments	1,148,417
Securities sold short	(725,665)
Options contracts written	(372)
Options contracts purchased	2,210
Net Change in Unrealized Appreciation	424,590

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	532,097

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,344

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(497,753)	$(887,229)
Net realized gain on investments	107,507	2,258,885
Net change in unrealized appreciation (depreciation) on investments	424,590	(712,754)
Net increase in net assets resulting from operations	34,344	658,902

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(134)	(89)
Class I	(1,376,261)	(945,810)
Total distributions to shareholders	(1,376,395)	(945,899)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	1,086,503	884,891
Net asset value of shares issued in reinvestment of distributions:
Class A	134	89
Class I	1,376,261	945,593
Payments for shares redeemed:
Class I	(807,590)	(2,745,978)
Net increase (decrease) from shares of beneficial interest transactions	1,655,308	(915,405)

NET INCREASE (DECREASE) IN NET ASSETS	313,257	(1,202,402)

NET ASSETS
Beginning of Period	28,552,047	29,754,449
End of Period *	$28,865,304	$28,552,047
*Includes accumulated net investment loss of:	$(1,865,732)	$(421,292)

SHARE ACTIVITY
Class A:
Shares Reinvested	13	8
Net increase in shares of beneficial interest outstanding	13	8

Class I:
Shares Sold	100,760	81,566
Shares Reinvested	129,836	87,312
Shares Redeemed	(76,028)	(249,324)
Net increase (decrease) in shares of beneficial interest outstanding	154,568	(80,446)

See accompanying notes to financial statements.

Persimmon Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended		Year Ended	Year Ended	Period Ended
	March 31, 2016		September 30, 2015	September 30, 2014	September 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$10.81		$10.96	$10.60	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.19)		(0.36)	(0.29)	(0.23)
Net realized and unrealized gain on investments	0.21		0.56	0.65	0.83
Total from investment operations	0.02		0.20	0.36	0.60

Less distributions from:
Net realized gains	(0.52)		(0.35)	0.00 (3)	—
Total distributions	(0.52)		(0.35)	0.00 (3)	—

Redemption fees collected	—		—	0.00 (3)	0.00	(3)

Net asset value, end of period	$10.31		$10.81	$10.96	$10.60

Total return (4)	(4.80	)% (5)	1.90%	3.40%	6.00	% (5)

Net assets, at end of period (000s)	$3		$3	$3	$3

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	4.26	% (7)	4.19%	4.34%	4.96	% (7)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense	4.55	% (7)	4.19%	4.08%	4.25	% (7)

Ratio of net investment loss to average net assets (8)	(3.70	)% (7)	(3.22)%	(2.64)%	(2.94	)% (7)

Portfolio Turnover Rate	141	% (5)	214%	181%	203	% (5)

Other data:

Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	3.62	% (7)	3.25%	3.49%	3.95	% (7)

Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense	3.91	% (7)	3.25%	3.24%	3.24	% (7)

(1)	The Fund commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense recapture by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended		Year Ended	Year Ended	Period Ended
	March 31, 2016		September 30, 2015	September 30, 2014	September 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$10.90		$11.02	$10.62	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.18)		(0.33)	(0.26)	(0.22)
Net realized and unrealized gain on investments	0.20		0.56	0.66	0.84
Total from investment operations	0.02		0.23	0.40	0.62

Less distributions from:
Net realized gains	(0.52)		(0.35)	0.00 (3)	—
Total distributions	(0.52)		(0.35)	0.00 (3)	—

Redemption fees collected	—		—	0.00 (3)	0.00	(3)

Net asset value, end of period	$10.40		$10.90	$11.02	$10.62

Total return (4)	(4.67	)% (5)	2.17%	3.77%	6.20	% (5)

Net assets, at end of period (000s)	$28,863		$28,549	$29,752	$27,884

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	3.99	% (7)	3.93%	4.09%	4.71	% (7)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense	4.27	% (7)	3.93%	3.83%	4.00	% (7)

Ratio of net investment loss to average net assets (8)	(3.42	)% (7)	(2.97)%	(2.39)%	(2.93	)% (7)

Portfolio Turnover Rate	141	% (5)	214%	181%	203	% (5)

Other data:

Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	3.31	% (7)	2.99%	3.24%	3.70	% (7)

Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense	3.60	% (7)	2.99%	2.99%	2.99	% (7)

(1)	The Fund commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense recapture by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2016

1.	ORGANIZATION

The Persimmon Long/Short Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 31, 2012. The Fund seeks to achieve long-term capital appreciation.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. Both classes are subject to a 1.00% redemption fee on redemptions made within 60 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

All investments in securities are recorded at their estimated fair values. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team or committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as a valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisors, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisors to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisors are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e. the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available and may require significant management judgment or estimation.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$20,213,521	$—	$—	$20,213,521
Purchased Call and Put Options	119,653	—	—	119,653
Short-Term Investments	8,179,700	—	—	8,179,700
Total Investments	$28,512,874	$—	$—	$28,512,874

Liabilities
Securities Sold Short
Common Stocks	$10,611,896	$—	$—	$10,611,896
Options Written	5,528	—	—	5,528
Exchange Traded Funds	4,203,005	—	—	4,203,005
Total Securities Sold Short	$14,820,429	$—	$—	$14,820,429

*	Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1, Level 2, and Level 3 during the period.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years (2013-2015) or expected to be taken in the Fund’s 2016 returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the six months ended March 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and options amounted to $29,059,238 and $52,423,661, respectively. Purchases and proceeds from securities and exchange traded funds sold short amounted to $26,415,513 and $69,604,613, respectively.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the six months ended March 31, 2016, the Fund had gains from options contracts of $105,246. Net change in unrealized appreciation (depreciation) in the Statement of Operations includes $372 of net unrealized loss on option contracts written for the six months ended March 31, 2016.

The number of option contracts written and the premiums received by the Fund for the six months ended March 31, 2016, were as follows:

Call Options
	Number of	Premiums
Written Options	Contracts	Received
Options outstanding, beginning of period	—	$—
Options purchased/written	46	5,905
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Options outstanding, end of period	46	$5,905

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The derivative instruments outstanding as of March 31, 2016 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Segregated Cash at Broker – The Fund has $15,011,106 of cash on hand at two prime brokers representing the proceeds of securities sold short. Withdrawal of these amounts is restricted based on the level of short trading in the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2016:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity	Net realized gain (loss) from options purchased
Net realized gain (loss) from options written
Net change in unrealized appreciation (depreciation) on option contracts purchased
Net change in unrealized appreciation (depreciation) on option contracts written

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2016:

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations

		Total for the
		Period Ended
Derivative Investment Type	Equity Risk	March 31, 2016
Options written	(372)	(372)
	$(372)	$(372)

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Persimmon Capital Management L.P. serves as the Fund’s investment advisor (the “Advisor”). The Advisor allocates portions of the Fund’s portfolio to be managed by several sub-advisors (each, a “Sub-Advisor”). Each of Caerus Investors LLC, ISF Management, LLC, Infinitas Capital, LLC, and Weatherbie Capital, LLC, Inc.,” served as a sub-advisor to the Fund during the six months ended March 31, 2016.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee computed and accrued daily and paid monthly, at an annual rate of 1.99% of the average daily net assets. Pursuant to separate sub-advisory agreements between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

receive, on a monthly basis, a specific percentage of the net assets of its managed allocated portion. The Sub-Advisors are paid by the Advisor, not the Fund. For the six months ended March 31, 2016, the advisory fees incurred by the Fund amounted to $289,529.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2016, to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 3.24% and 2.99% of the daily average net assets attributable to each of the Class A, and Class I shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the prior three fiscal years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the six months ended March 31, 2016, the Advisor had an expense recapture of $41,307. Cumulative expenses subject to the aforementioned conditions will expire September 30 of the following years:

2016	$9,743
2017	$74,860
Total	$84,603

The Board, on behalf of the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the six months ended March 31, 2016, Class A shares paid $4 pursuant to the Plan.

The Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class A and Class I shares. During the six months ended March 31, 2016, the Distributor did not receive any underwriting commissions for sales of Class A or Class I shares.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2015 and September 30, 2014 was as follows:

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$—	$—
Long-Term Capital Gain	945,899	534
Return of Capital	—	—
	$945,899	$534

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$1,359,675	$(450,710)	$—	$(82,247)	$1,454,063	$2,280,781

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for constructive sales, real estate investment trusts and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $450,710.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of short-term capital gains and net operating losses, and adjustments for real estate investment trusts and return of capital from C-Corporation, resulted in reclassification for the year ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains(Loss)
$—	$946,687	$(946,687)

6.	REDEMPTION FEES

The Fund may assess a short term redemption fee of 1.00% of the total redemption amount of shareholders sell their shares after holding them for less than sixty days. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended March 31, 2016, the Fund did not assess any redemption fees.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of March 31, 2016, Gregory Horn owner of the Advisor, held 100% of the Class A shares.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Effective May 25, 2016, sales and operations of Class A shares of the Persimmon Long/Short Fund (the “Fund”) have been suspended. The Fund may recommence offering and operation of Class A shares of the Fund in the future. Also effective as of May 25, 2016, the Fund’s adviser, Persimmon Capital Management, LLC, has agreed to reduce the Fund’s expense limitation applicable to Class I shares from 2.99% to 2.75% of the Fund’s average net assets.

Persimmon Long/Short Fund
EXPENSE EXAMPLES
March 31, 2016

As a shareholder of the Persimmon Long/Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Persimmon Long Short/Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period beginning October 1, 2015 and ending March 31, 2016.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Persimmon Long Short Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense Ratio	Account Value	Value	Period
Expenses	**	10/1/15	3/31/2016	10/1/15 – 3/31/16
Class A	4.26%	$1,000.00	$952.00	$20.79
Class I	3.99%	$1,000.00	$953.30	$19.48
Table 2
	Annualized	Beginning	Ending Account	Expenses Paid During
Hypothetical	Expense Ratio	Account Value	Value	Period *
(5% return before expenses)	**	10/1/15	3/31/2016	10/1/15 – 3/31/16
Class A	4.26%	$1,000.00	$1,003.70	$19.48
Class I	3.99%	$1,000.00	$1,005.05	$20.00

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized expense ratio does not include interest expense or dividend expense.

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2016

Renewal of Advisory Agreements – Persimmon Long/Short Fund*

In connection with a meeting held on November 3rd and 4th, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Persimmon Capital Management, LLC (“PCM”) and the Trust, with respect to the Persimmon Long/Short Fund, (“Persimmon” or the “Fund”). The Trustees also considered the renewal of investment sub-advisory agreements (the “Sub-Advisory Agreements”) between PCM and each of ISF Management, LLC (“ISF”) and Weatherbie Capital, LLC (“WBC”), with respect to the Fund. In considering the renewal of the Advisory and Sub-Advisory Agreements, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement and Sub-Advisory Agreements.

PCM

Nature, Extent and Quality of Service. The Board noted that the key personnel of PCM have extensive financial experience in hedge fund management, alternative vehicles, and conducting due diligence. The Board reviewed PCM’s investment process, noting it employs several sub-advisers that utilize long/short hedge fund strategies to manage the Fund. The Board further noted that PCM performs due diligence on the sub-advisers by evaluating each sub-adviser on the same basis which has been employed by the firm for over 11 years, as follows: the sub-adviser’s pedigree, depth and quality of the investment and operations team, investment style, risk management process and risk metrics, historical returns, financial strength, operational controls, and regulatory and legal history. The Board discussed PCM’s risk management techniques, noting that, in response to the risk that multiple sub-advisers’ strategies might be excessively concentrated in one area, PCM has implemented a diversified set of analytics for each sub-adviser and monitors each sub-adviser’s holdings, along with the aggregated portfolio’s holdings daily to ensure that diversification remains vigorous. The Board expressed its satisfaction with PCM’s response to the results of an SEC exam that occurred in 2013, and noted that that there were no material compliance or litigations issues reported since the last approval of the Fund’s Advisory Agreement. The Board acknowledged the labor involved with respect to the due diligence when managing a multi-manager fund and noted that PCM had demonstrated a willingness to make necessary changes, as shown by the termination and hiring of several sub-advisers for performance and strategy issues. The Board concluded that PCM has provided high quality service to the Fund and its shareholders.

Performance. The Board reviewed the Fund’s performance and noted that it outperformed the return of the average of its peer group and the funds in its Morningstar category, as well as its benchmark index for the one year period; outperformed the peer group average and benchmark index for the two year period and was only slightly behind the Morningstar category average return; and, for the since inception period, it slightly underperformed the peer group average return, Morningstar category average return, and its benchmark index. The Board noted that this underperformance was primarily due to the fact that

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2016

the Fund has more of a focus on reducing volatility as compared to similar funds and that the Fund’s upside and downside capture ratios compared to the S&P 500, as well as its strong recent performance during a volatile market, continue to support this claim. The Board concluded that PCM has shown the ability to provide reasonable performance to the Fund.

Fees and Expenses. The Board noted that the PCM charges an annual advisory fee of 1.99%, which is higher than both the peer group and Morningstar category averages but within the range of fees charged by both, although at the high end of the peer group. The Board further noted that the Fund’s net expense ratio of 3.88% is higher than both its peer group and Morningstar category average and at the top end of the range of the Morningstar category and higher than the peer group range. The Board recognized that these fees are higher than its peers due to the Fund’s multi-manager structure as compared to the funds in the Morningstar category, which consist primarily of single manager funds, noting that approximately 50% of PCM’s fees earned were paid to the Fund’s sub-advisers. The Board further noted that the Fund employs a hedge fund style strategy, but without the typical hedge fund style incentive fees. Taking each factor into consideration, the Board concluded that the advisory fee charged by PCM was not unreasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospect for growth, concluding that PCM had not yet achieved meaningful economies of scale necessitating breakpoints in its advisory fee. However, a representative of PCM agreed that, as the Fund grows and PCM achieves economies of scale, PCM would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with PCM’s advisory relationship with Persimmon, noting that PCM reported a very modest profit, in terms of both actual dollars earned and as a percentage of assets, from its relationship with the Fund. The Trustees concluded the level of profit realized by PCM in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from PCM as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Persimmon.

ISF

Nature, Extent and Quality of Service. The Board noted that the sub-adviser, ISF currently manages approximately $102 million in assets, specializing in value investing primarily for high net worth individuals through its hedge fund. The Trustees also noted the principals of ISF have many years of industry experience where they held positions at hedge fund and mutual fund firms, investment banks, and insurance companies. The Board noted that ISF manages a value investing strategy, through research, modeling and analysis of potential investments through analysis of companies and their generation of cash flow, potential for growth, appropriate valuation, funding needs, and other items, from which it identifies potential investments. The Board observed that ISF reduces the risks created by the concentration of its portfolio through real-time monitoring of the valuations of its investments. The Board reviewed the ISF approach to broker-dealer selection process and best execution practices, noting that ISF takes into consideration the full range and quality of a broker-dealer’s service and conducts an annual review of its best execution practices. Further, the Board considered that ISF has had no material compliance or litigation issues to report since the last approval of the Sub-Advisory Agreement. The Board agreed that ISF’s investment process appeared to be robust and well suited to the Fund and

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2016

concluded that ISF has and will likely continue to provide a high level of service to the Fund, PCM and the Fund’s shareholders.

Performance. The Board reviewed the performance data for the sub-advised portion of the Fund and noted that ISF’s portion of the Fund had significantly outperformed the HFRI Equity Hedge Index’s (“HFRI”) return for the one year and since inception periods. The Board noted that PCM closely monitors the Fund’s assets allocated to ISF and that PCM had expressed its pleasure with ISF’s performance and portfolio structure. The Trustees concluded that ISF has performed in line with expectations and has the potential to continue to provide reasonable returns to the Fund.

Fees & Expenses. The Trustees discussed that ISF charges the Advisory a 1% sub-advisory fee on the assets of the Fund under its management, which is same fee it charges to its hedge fund client. As the Fund is getting access to a manager with a hedge fund type strategy that is usually only available to qualified and institutional investors, the Board concluded that ISF’s sub-advisory fee was reasonable.

WBC

Nature, Extent & Quality of Services. The Board noted WBC was founded in 1995 and manages just over $1 billion in assets. The Board reviewed the background information of the key investment personnel responsible the Fund noting that the investment team has extensive experience in the investment industry coupled with strong educational backgrounds. The Board reviewed WBC’s investment process, noting that WBC employs multiple investment managers who are each individually responsible for managing and monitoring a specific segment of the portfolio. The Board noted that WBC monitors compliance through a daily review of trades, a portfolio holding report, and the utilization of tools in their accounting and management systems. The Board reviewed WBC’s process to broker-dealer selection, noting that WBC reviews all aspects of the brokers that it uses and utilizes a third party software program to conduct a cost/benefit analysis of a broker’s executions. The Board observed the fact that that WBC had no material compliance or litigation issues to report since the last approval of the Sub-Advisory Agreement. The Board concluded that WBC has the resources to continue to provide a high level of service to the Fund, PCM and the Fund’s shareholders.

Performance. The Board reviewed the performance data for the portion of the Fund managed by WBC and noted that WBC’s allocation portion of the Fund had outperformed HFRI’s return for both the one year and since inception periods. The Board noted that PCM closely monitors the Fund’s assets allocated to WBC and that PCM had expressed its satisfaction with WBC’s performance and portfolio structure. The Board agreed that WBC has performed in line with expectations and has the potential to continue to provide reasonable returns to the Fund.

Fees & Expenses. The Board took note that WBC charged PCM a 1.00% sub-advisory fee, which is potentially less than the fee WBC charges its hedge fund utilizing a similar strategy, as WBC charges its hedge fund a fee of 1.0%, which increases as assets grow and also includes an incentive fee. The Trustees agreed that the Fund is getting access to a manager with a hedge fund type strategy that is usually only available to qualified and institutional investors and concluded that WBC’s sub-advisory fee charged to PCM was reasonable.

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2016

All Sub-Advisers

Economies of Scale. The Trustees considered whether economies of scale with respect to the management of the Fund has been achieved by WBC or ISF. After discussion, the Trustees agreed that economies was a Fund level issue and should be considered with respect to the overall advisory contract and fee, taking into consideration the impact of the sub-advisory expense.

Profitability. The Board considered the estimated profits realized by ISF and WBC in connection with the operation of Persimmon and whether the amount of profit is a fair entrepreneurial profit for the sub-advisory services rendered to the Fund. The Trustees noted that due to the low level of the assets allocated to each sub-adviser by PCM and the fact that neither ISF nor WBC had significant profits, the Board was satisfied that each sub-adviser’s level of profitability from its relationship with the Fund was reasonable.

Conclusion. Having requested and received such information from each of ISF and WBC as the Board believed to be reasonably necessary to evaluate the terms of each Sub-Adviser’s respective Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure of each Sub-Advisory Agreement is reasonable and that renewal of each Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of Persimmon.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-233-8300 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-233-8300.

INVESTMENT ADVISOR
Persimmon Capital Management, LP
1777 Sentry Parkway West
Gwynedd Hall, Suite 102
Blue Bell, PA 19422

SUB-ADVISORS
Caerus Global Investors, LLC	Infinitas Capital, LLC
712 5th Ave, 19th Floor	99 Hudson Street, 5th Floor
New York, NY 10019	New York, NY 10013

ISF Management, LLC	Weatherbie Capital, LLC
767 Third Ave, 39th Floor	265 Franklin Street, Suite 1601
New York, NY 10017	Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 6/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 6/7/2016

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Chief Financial Officer/Treasurer

Date 6/7/2016